UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2010
APACHE DEEPWATER LLC
(Exact name of registrant as specified in its charter)

Delaware	1-32747	86-0460233
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2000 Post Oak Boulevard
Suite 100
Houston, Texas	77056-4400
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 296-6000

(Former name or former address, if changed since last report)
Mariner Energy, Inc.
One BriarLake Plaza, Suite 2000
200 West Sam Houston Parkway South
Houston, Texas 77042
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 3.03 Material Modification to Rights of Security Holders
Item 5.01 Changes in Control of Registrant
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 5.07 Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-3.1
EX-3.2
EX-4.3
EX-4.4
EX-4.5
EX-4.7
EX-4.8
EX-4.9
EX-4.11
EX-4.12
EX-4.13

Introductory Note
          On November 10, 2010, pursuant to the Agreement and Plan of Merger dated April 14, 2010, as amended by Amendment No. 1 dated August 2, 2010 (as amended, the “Merger Agreement”), by and among Apache Corporation, a Delaware corporation (“Apache”), Apache Deepwater LLC (formerly known as ZMZ Acquisitions LLC), a Delaware limited liability company and a wholly owned subsidiary of Apache (“Merger Sub”) and Mariner Energy, Inc., a Delaware corporation (“Mariner”), Mariner merged with and into Merger Sub (the “Merger”), and the separate existence of Mariner ceased. As the surviving entity of the Merger, Merger Sub is the successor registrant to Mariner.
Item 1.01 Entry into a Material Definitive Agreement.
          On November 10, 2010, Merger Sub, Apache MEI Finance, Inc., a Delaware corporation (the “Co-Issuer”, and together with Merger Sub, the “Issuers”) and certain guarantor subsidiaries (the “Guarantors”) of Mariner, executed and delivered to Wells Fargo Bank, National Association, as trustee (the “Trustee”), (1) the Third Supplemental Indenture (the “7.50% Notes Supplemental Indenture”) to the Indenture, dated as of April 24, 2006, among Mariner, the guarantors party thereto and the Trustee (as amended by the First Supplemental Indenture dated May 8, 2008 and the Second Supplemental Indenture dated February 10, 2010, the “7.50% Notes Indenture”), (2) the Fourth Supplemental Indenture (the “11.75% Notes Supplemental Indenture”) to the Indenture, dated as of June 10, 2009, among Mariner, the guarantors party thereto and the Trustee (as amended by the First Supplemental Indenture dated June 10, 2009, the Second Supplemental Indenture dated February 10, 2010 and the Third Supplemental Indenture dated May 20, 2010, the “11.75% Notes Indenture”) and (3) the Third Supplemental Indenture (the “8% Notes Supplemental Indenture”) to the Indenture, dated as of April 30, 2007, among Mariner, the guarantors party thereto and the Trustee (as amended by the First Supplemental Indenture dated May 2, 2008 and the Second Supplemental Indenture dated February 10, 2010, the “8% Notes Indenture”).
          Interest on the Notes is payable semi-annually in arrears. The 7.50% Notes mature on April 15, 2013, the 11.75% Notes mature on June 30, 2016, and the 8% Notes mature on May 15, 2017. The obligations of the Issuers and the Guarantors may be accelerated upon the occurrence of certain customary events of default, including payment defaults, uncured defaults in the performance of certain covenants and agreements under the indentures and bankruptcy and insolvency related defaults. As of November 10, 2010, there was $300 million in aggregate principal amount of the 7.50% Notes outstanding, $300 million in aggregate principal amount of the 11.75% Notes outstanding and $300 million in aggregate principal amount of the 8% Notes outstanding.
          The Issuers have provided notice to the holders of the Notes that they intend to redeem the 7.50% Notes, the 8% Notes and 35% of the 11.75% Notes on December 13, 2010 and the remaining 65% of the 11.75% Notes on December 14, 2010.
          The descriptions of the Notes and the guarantees described above are qualified in their entirety by reference to the full text of the 7.50% Notes Indenture, the 7.50% Notes Supplemental Indenture, the 8% Notes Indenture, the 8% Notes Supplemental Indenture, the 11.75% Notes Indenture and the 11.75% Notes Supplemental Indenture attached hereto as Exhibits 4.1 through 4.13 and are incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
          On November 10, 2010, Apache announced that it had completed the previously announced acquisition of Mariner. Pursuant to the terms of the Merger Agreement, Mariner was merged with and into Merger Sub, with Merger Sub surviving the Merger.

          In connection with the Merger, Apache issued approximately 17.5 million shares of its common stock and paid approximately $800 million in cash to former Mariner stockholders in exchange for their shares of Mariner common stock. The Apache shares issued to Mariner stockholders represent approximately 5% of Apache’s issued and outstanding common stock after the Merger, based upon the number of Apache shares outstanding at November 10, 2010. Apache did not issue any fractional shares of its common stock to Mariner stockholders in connection with the Merger. For each fractional share that would have otherwise been issued, Apache paid cash (without interest) in an amount equal to the product of the fractional share and the average of the closing price of Apache common stock on the New York Stock Exchange, as reported in The Wall Street Journal, for the five consecutive trading days ending on the calendar day immediately prior to the closing date of the Merger.
          Under the Merger Agreement, Mariner stockholders had the option to elect to receive consideration consisting of cash, shares of Apache common stock or a combination of both in exchange for their shares of Mariner common stock, subject to a proration feature. Mariner stockholders electing to receive a mix of cash and stock consideration and non-electing stockholders were entitled to receive $7.80 in cash and 0.17043 shares of Apache common stock in exchange for each share of Mariner common stock. Subject to proration, Mariner stockholders electing to receive all cash were entitled to receive $26.00 in cash for each share of Mariner common stock and Mariner stockholders electing to receive only Apache common stock were entitled to receive 0.24347 shares of Apache common stock in exchange for each share of Mariner common stock.
          Mariner stockholders received the following consideration for each share of Mariner common stock they owned, depending upon the elections, if any, which they made, and the proration feature of the Merger Agreement:
•	Mariner stockholders who made valid elections to receive all cash consideration received, for each share subject to election, $26.00 in cash;

•	Since the Apache common stock consideration was oversubscribed, Mariner stockholders who made valid elections to receive all stock consideration received, for each share subject to election, approximately 81.4 percent of the merger consideration in common stock, or 0.198113 shares of Apache common stock, and $4.84 in cash; and

•	Mariner stockholders electing mixed cash and stock consideration, and stockholders who did not make an election, received, for each share subject to election, $7.80 in cash and 0.17043 shares of Apache common stock.
          The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibits 2.1 to Mariner’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 16, 2010 and August 3, 2010 and incorporated herein by reference.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
          In connection with the completion of the Merger, the New York Stock Exchange (the “Exchange”) was notified that each outstanding share of Mariner common stock was converted pursuant to the Merger into the right to receive (i) 0.24347 shares of Apache common stock, (ii) $26.00 in cash or (iii) a combination of $7.80 in cash and 0.17043 shares of Apache common stock, subject to the terms and conditions of the Merger Agreement. Mariner requested that the Exchange file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the shares of Mariner common stock (and the associated preferred stock purchase rights). Mariner common stock and the associated preferred stock purchase rights were delisted and removed from trading on the NYSE on November 12, 2010.
          In addition, Merger Sub intends to file with the SEC a certification and notice of termination on Form 15 requesting that Mariner common stock (and the associated preferred stock purchase rights) be deregistered under Section 12(g) of the Exchange Act of 1934, as amended (the “Exchange Act”), and that Mariner’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03 Material Modification to Rights of Security Holders.
          The Merger Agreement was adopted by Mariner’s stockholders at a special meeting of Mariner’s stockholders held on November 10, 2010. Shortly after the special meeting, also on November 10, 2010, the Merger was consummated in accordance with the Merger Agreement.
          Pursuant to the Merger Agreement and at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Mariner common stock was converted into the right to receive (i) 0.24347 shares of Apache common stock, subject to proration, (ii) $26.00 in cash, subject to proration or (iii) a combination of $7.80 in cash and 0.17043 shares of Apache common stock. No fractional shares of Apache common stock were issued in the Merger, and holders of Mariner common stock received cash in lieu thereof.
          At the Effective Time, each outstanding option to purchase Mariner common stock was converted into a fully exercisable option to purchase the number of shares of Apache common stock obtained by multiplying the number of Mariner shares subject to the option by the 0.24347 exchange ratio, with a per share exercise price equal to the existing per-Mariner-share exercise price divided by the 0.24347 exchange ratio. In addition, at the Effective Time, each outstanding unvested share of Mariner restricted stock (other than shares of restricted stock granted pursuant to Mariner’s 2008 Long-Term Performance-Based Restricted Stock Program, which are referred to as the Performance-Based Restricted Stock) vested and entitled the holder to the merger consideration in respect of each such vested share. Also, at the Effective Time, 40% of each outstanding award of Performance-Based Restricted Stock held by Mariner employees vested and entitled the holder to the merger consideration in respect of each such vested share, and the remaining portion of each award of Performance-Based Restricted Stock was cancelled.
          Pursuant to the Merger Agreement, the rights associated with shares of Mariner common stock pursuant to the Rights Agreement, dated as of October 12, 2008, between Mariner and Continental Stock Transfer & Trust Company, as rights agent, as amended, were also cancelled.
          At the Effective Time, holders of Mariner common stock immediately prior to the Effective Time ceased to have any rights as stockholders in Mariner other than their right to receive the merger consideration.
          The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibits 2.1 to Mariner’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 16, 2010 and August 3, 2010 and incorporated herein by reference.
Item 5.01 Changes in Control of Registrant.
          As a result of the Merger, Mariner merged with and into Merger Sub and the separate existence of Mariner ceased. The information set forth under Item 2.01 above is hereby incorporated herein by reference. Apache paid the cash portion of the merger consideration with a combination of cash on hand, its existing revolving credit facilities and its commercial paper program.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          Departure of Directors
          On November 10, 2010, in connection with the Merger and at the Effective Time, each of the members of Mariner’s board of directors (the “Mariner Board”) resigned from the Mariner Board. The members of the Mariner Board immediately prior to the Effective Time were Bernard Aronson, Alan R. Crain, Jr., Jonathan Ginns, John F. Greene, Scott D. Josey, H. Clayton Peterson and Laura A. Sugg. The directors of Merger Sub immediately prior to the Effective Time became the directors of the surviving entity.

          Departure of Certain Officers
          On November 10, 2010, in connection with the Merger and at the Effective Time, the following officers of Mariner resigned from their positions: Scott D. Josey, Chief Executive Officer and President, Jesus G. Melendrez, Senior Vice President, Chief Commercial Officer, Acting Chief Financial Officer and Treasurer, Dalton F. Polasek, Chief Operating Officer, Mike C. van den Bold, Senior Vice President and Chief Exploration Officer, Judd A. Hansen, Senior Vice President — Shelf and Onshore, and R. Cris Sherman, Vice President and Chief Accounting Officer.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          Following the Effective Time, as contemplated by the Merger Agreement, the certificate of formation and limited liability company agreement of Merger Sub became the certificate of formation and limited liability company agreement of the surviving entity.
          The certificate of formation and limited liability company agreement of Apache Deepwater LLC are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
          On November 10, 2010, Mariner held a special meeting of stockholders to submit the following proposals to a vote of stockholders: (i) to approve and adopt the Merger Agreement (the “Merger Proposal”) and (ii) to approve any proposal to adjourn the special meeting to a later date or dates if necessary to solicit additional proxies if there are insufficient votes to approve and adopt the Merger Agreement at the time of the special meeting (the “Adjournment Proposal”). The Merger Proposal and the Adjournment Proposal are described in detail in Apache’s Definitive Proxy Statement on Schedule 14A filed with the SEC on October 6, 2010.
          At the special meeting, Mariner’s stockholders approved both proposals. Holders of 81,731,870 shares of Mariner common stock, representing approximately 79% of the shares of Mariner common stock outstanding as of the record date for the special meeting, were present in person or by proxy, and a summary of the voting results for each proposal is set forth below:
Merger Proposal:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
81,687,316	31,629	12,925	0

Adjournment Proposal:

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTES
77,691,457	4,010,306	30,107	0
          The votes in favor of the Merger Proposal represented approximately 79% of the shares of Mariner common stock outstanding as of the record date for the special meeting and approximately 100% of the shares of Mariner common stock present at the special meeting.

     Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger dated as of April 14, 2010 by and among Apache Corporation, Apache Deepwater LLC (formerly known as ZMZ Acquisitions LLC) and Mariner Energy, Inc. (a copy of any omitted schedule will be furnished supplementally to the SEC upon request) (incorporated by reference to Exhibit 2.1 to Mariner’s Form 8-K filed on April 16, 2010).

2.2	Amendment No. 1 dated as of August 2, 2010 to the Agreement and Plan of Merger dated as of April 14, 2010 by and among Apache Corporation, Apache Deepwater LLC (formerly known as ZMZ Acquisitions LLC) and Mariner Energy, Inc. (incorporated by reference to Exhibit 2.2 to Mariner’s Form 8-K filed on August 3, 2010).

3.1	Certificate of Formation of Apache Deepwater LLC.

3.2	Limited Liability Company Agreement of Apache Deepwater LLC.

4.1	Indenture, dated as of June 10, 2009, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on June 16, 2009).

4.2	First Supplemental Indenture, dated as of June 10, 2009, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Mariner’s Form 8-K filed on June 16, 2009).

4.3	Second Supplemental Indenture, dated as of February 10, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.4	Third Supplemental Indenture, dated as of May 20, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.5	Fourth Supplemental Indenture, dated as of November 10, 2010, among Apache Deepwater LLC, Apache MEI Finance, Inc. as co-issuer, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, pertaining to the 11.75% Notes.

4.6	Indenture, dated as of April 30, 2007, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on May 1, 2007).

4.7	First Supplemental Indenture, dated as of May 2, 2008, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.8	Second Supplemental Indenture, dated as of February 10, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.9	Third Supplemental Indenture, dated as of November 10, 2010, among Apache Deepwater LLC, Apache MEI Finance, Inc. as co-issuer, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, pertaining to the 7.50% Notes.

4.10	Indenture, dated as of April 24, 2006, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on April 25, 2006).

4.11	First Supplemental Indenture, dated as of May 2, 2008, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

Exhibit	Description
4.12	Second Supplemental Indenture, dated as of February 10, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.13	Third Supplemental Indenture, dated as of November 10, 2010, among Apache Deepwater LLC, Apache MEI Finance, Inc. as co-issuer, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, pertaining to the 8% Notes.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APACHE DEEPWATER LLC
By:	/s/ John A. Crum
	Name:	John A. Crum
	Title:	Chief Operating Officer and President

Date: November 16, 2010

INDEX TO EXHIBITS

Exhibit	Description
2.1	Agreement and Plan of Merger dated as of April 14, 2010 by and among Apache Corporation, Apache Deepwater LLC (formerly known as ZMZ Acquisitions LLC) and Mariner Energy, Inc. (a copy of any omitted schedule will be furnished supplementally to the SEC upon request) (incorporated by reference to Exhibit 2.1 to Mariner’s Form 8-K filed on April 16, 2010).

2.2	Amendment No. 1 dated as of August 2, 2010 to the Agreement and Plan of Merger dated as of April 14, 2010 by and among Apache Corporation, Apache Deepwater LLC (formerly known as ZMZ Acquisitions LLC) and Mariner Energy, Inc. (incorporated by reference to Exhibit 2.2 to Mariner’s Form 8-K filed on August 3, 2010).

3.1	Certificate of Formation of Apache Deepwater LLC.

3.2	Limited Liability Company Agreement of Apache Deepwater LLC.

4.1	Indenture, dated as of June 10, 2009, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on June 16, 2009).

4.2	First Supplemental Indenture, dated as of June 10, 2009, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.2 to Mariner’s Form 8-K filed on June 16, 2009).

4.3	Second Supplemental Indenture, dated as of February 10, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.4	Third Supplemental Indenture, dated as of May 20, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.5	Fourth Supplemental Indenture, dated as of November 10, 2010, among Apache Deepwater LLC, Apache MEI Finance, Inc. as co-issuer, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, pertaining to the 11.75% Notes.

4.6	Indenture, dated as of April 30, 2007, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on May 1, 2007).

4.7	First Supplemental Indenture, dated as of May 2, 2008, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.8	Second Supplemental Indenture, dated as of February 10, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.9	Third Supplemental Indenture, dated as of November 10, 2010, among Apache Deepwater LLC, Apache MEI Finance, Inc. as co-issuer, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, pertaining to the 7.50% Notes.

4.10	Indenture, dated as of April 24, 2006, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to Mariner’s Form 8-K filed on April 25, 2006).

Exhibit	Description
4.11	First Supplemental Indenture, dated as of May 2, 2008, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.12	Second Supplemental Indenture, dated as of February 10, 2010, among Mariner Energy, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.13	Third Supplemental Indenture, dated as of November 10, 2010, among Apache Deepwater LLC, Apache MEI Finance, Inc. as co-issuer, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, pertaining to the 8% Notes.